Case 23-11131-TMH Doc 422 Filed 10/03/23 Page 1 of 12 Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In Re. Amyris Clean Beauty, Inc.	§	Case No. 23-11134
	§	
Debtor(s)	§	Lead Case No. 23-11131
	§	☒ Jointly Administered

Amended Monthly Operating Report

Chapter 11

Reporting Period Ended: 08/31/2023

Petition Date: 08/09/2023

Months Pending: 1

Industry Classification: 3 2 5 4

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 181

Debtor's Full-Time Employees (as of date of order for relief): 181

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☒ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ James E. O'Neill
Signature of Responsible Party

James E. O'Neill
Printed Name of Responsible Party

10/02/2023
Date

919 N. Market Street, 17th Flr., Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

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Debtor's Name Amyris Clean Beauty, Inc. | Case No. 23-11134

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$489,895	
b.	Total receipts (net of transfers between accounts)	$2,053,014	$2,053,014
c.	Total disbursements (net of transfers between accounts)	$1,382,376	$1,382,376
d.	Cash balance end of month (a+b-c)	$1,160,533	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$1,382,376	$1,382,376

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$6,701,108
b.	Accounts receivable over 90 days outstanding (net of allowance)	$2,196,341
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$53,855,873
d	Total current assets	$72,455,651
e.	Total assets	$-322,477,468
f.	Postpetition payables (excluding taxes)	$5,876,994
g.	Postpetition payables past due (excluding taxes)	$61,470
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$5,876,994
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$229,093
m.	Prepetition unsecured debt	$43,542,614
n.	Total liabilities (debt) (j+k+l+m)	$49,648,701
o.	Ending equity/net worth (e-n)	$-372,126,169

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$5,770,432	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$3,478,889	
c.	Gross profit (a-b)	$2,291,543	
d.	Selling expenses	$9,149,286	
e.	General and administrative expenses	$1,113,872	
f.	Other expenses	$3,981,037	
g.	Depreciation and/or amortization (not included in 4b)	$213,878	
h.	Interest	$88,906	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-12,255,436	$-12,255,436

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Amyris Clean Beauty, Inc. Case No. 23-11134

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Nothing to report		$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name Amyris Clean Beauty, Inc. Case No. 23-11134

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Debtor's Name Amyris Clean Beauty, Inc. Case No. 23-11134

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Nothing to report		$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 5

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Debtor's Name Amyris Clean Beauty, Inc. Case No. 23-11134

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Debtor's Name Amyris Clean Beauty, Inc. Case No. 23-11134

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Amyris Clean Beauty, Inc. Case No. 23-11134

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$458,978	$458,978
d.	Postpetition employer payroll taxes paid	$458,978	$458,978
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$458,978	$458,978

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ● No ○

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ●

c. Were any payments made to or on behalf of insiders? — Yes ● No ○

d. Are you current on postpetition tax return filings? — Yes ● No ○

e. Are you current on postpetition estimated tax payments? — Yes ● No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ● No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ● No ○

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ○ No ○ N/A ●

i. Do you have:

- Worker's compensation insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)
- Casualty/property insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ○ No ●

k. Has a disclosure statement been filed with the court? — Yes ○ No ●

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Amyris Clean Beauty, Inc. Case No. 23-11134

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Han Kieftenbeld
Signature of Responsible Party

Han Kieftenbeld
Printed Name of Responsible Party

Interim CEO and CFO
Title

10/02/2023
Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Amyris Clean Beauty, Inc. Case No. 23-11134

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Amyris Clean Beauty, Inc. Case No. 23-11134 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-11131-TMH Doc 422 Filed 10/03/23 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Amyris Clean Beauty, Inc. Case No. 23-11134 PageFour PageThree Case 23-11131-TMH Doc 422 Filed 10/03/23 Page 12 of 12

Page 1 of 1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: AMYRIS, INC., et al., Debtors. Chapter 11 Case No. 23-11131 (TMH) (Jointly Administered) SUPPLEMENTAL GLOBAL NOTES FOR THE AMENDED AUGUST 2023 MONTHLY OPERATING REPORT The Debtors are filing this amended monthly operating report (the “Amended MOR”) to correct amounts previously reported in the original MOR filed on September 26, 2023. The previously reported amounts under Part 4: Income Statement (Statement of Operations), Part 6: Postpetition Taxes and in Attachment 3: Statement of Operations were reported on a year- to-date basis. The amounts in the Amended MOR have been corrected to reflect month-to- date activity for August 2023. Only the supporting documentation that was affected by such additional information has been attached to the Amended MOR. Please refer to the original MOR filed at Docket Nos. 370 – 380 for all other attachments, including global notes. Case 23-11131-TMH Doc 422-1 Filed 10/03/23 Page 1 of 1